UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 5, 2022

SOLUNA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40261	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of registrant’s principal executive office)	(Zip code)

(518) 218-2550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNLH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on December 5, 2022, Soluna Holdings, Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers named therein of 1,125,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and associated warrants (the “Warrants”) to purchase up to 2,250,000 shares of common stock at a price of $0.76 per share and associated Warrants (the “Offering”), with the investors in the Offering the right to purchase (the “Options”) additional shares of Common Stock (the “Option Shares”) and related warrants (the “Option Warrants”).

As previously reported, on December 2, 2022, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Univest Securities, LLC (“Univest”), pursuant to which Univest agreed to serve as the exclusive placement agent for the Company on a reasonable best-efforts basis in connection with the Offering. Pursuant to the Placement Agency Agreement, the Company agreed to pay to Univest (i) a fee in shares of Common Stock equal to 7% of the Shares (excluding any securities that may be issued pursuant to the Options or upon exercise of the Warrants) (the “Placement Agent Shares”), (ii) 431,014 restricted shares of Common Stock in relation to Univest’s role in the underwritten offering that closed on October 26, 2022 (the “October Shares”), and (iii) an additional fee of warrants to purchase the number of shares of Common Stock equal to 7% of the number of Shares (excluding any securities that may be issued pursuant to the Options or upon exercise of the Warrants) in the form substantially similar as the Warrants (the “Placement Agent Warrants”, and such shares issuable upon the exercise of the Placement Agent Warrants, the “Placement Agent Warrant Shares”), each such issuance to Univest (and/or its designees) subject to and upon obtaining the appropriate approval by stockholders required by the applicable rules and regulations of Nasdaq.

The legal opinion of Parsons Behle & Latimer regarding the legality of the Shares, the Option Shares, the Warrant Shares, the Placement Agent Shares and the Placement Agent Warrant Shares is attached hereto as Exhibit 5.1 to this Current Report on Form 8-K. The legal opinion of Haynes and Boone, LLP regarding the legality of the Warrants, the Options, the Option Warrants and the Placement Agent Warrants is attached hereto as Exhibit 5.2 to this Current Report on Form 8-K. Exhibits 5.1 and 5.2 are incorporated herein by reference and into the Registration Statement.

The description of terms and conditions of the Purchase Agreement, the Warrants, the Option Warrants and the Placement Agent Warrants set forth herein do not purport to be complete and are qualified in their entirety by the full text of the Purchase Agreement and the form of Warrant, which were filed previously with the Securities and Exchange Commission on the Current Report on Form 8-K, filed on December 5, 2022.

In connection with the Offering and pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock with respect to certain consent requirements, the Company also agreed to issue to the holder of the Series B Convertible Preferred Stock, 10% of the capital raised from the Offering in the same securities sold in the Offering, subject to and upon obtaining stockholders approval required by the applicable rules and regulations of Nasdaq for such issuances.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Parsons Behle & Latimer.
5.2	Opinion of Haynes and Boone, LLP.
23.1	Consent of Parsons, Behle & Latimer (contained in Exhibit 5.1).
23.2	Consent of Haynes and Boone, LLP (contained in Exhibit 5.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2022	SOLUNA HOLDINGS, INC.

	By:	/s/ Philip F. Patman, Jr.
	Name:	Philip F. Patman, Jr.
	Title:	Chief Financial Officer